SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



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                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 26, 1999


                         WINTRUST FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923


            Illinois                                     36-3873352
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(State or other Jurisdiction of             (I.R.S. Employer Identification No.)
          Incorporation


                               727 North Bank Lane
                           Lake Forest, Illinois 60045
                    (Address of Principal Executive Offices)



                                 (847) 615-4096
              (Registrant's Telephone Number, Including Area Code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On October 26, 1999 (effective as of October 1, 1999), Wintrust Financial Corporation ("Wintrust" or "Company") completed the previously announced acquisition of Tricom, Inc. of Milwaukee ("Tricom"), a financial and administrative service bureau to the staffing industry. Hinsdale Bank and Trust Company ("Hinsdale"), a wholly-owned subsidiary of Wintrust, acquired 100% of the common stock of Tricom for $8.0 million, consisting of $4.0 million in cash and 227,635 shares of the Company's common stock. The transaction will be recorded using the purchase method of accounting.

     Tricom has been in business for ten years and provides short-term accounts receivable financing and value-added out-sourced administrative services, such as data processing of payrolls, billing and cash management services, to temporary staffing service clients located throughout the United States. Tricom revenue is derived primarily from interest income from financing activities and fee revenue from administrative services provided to its clients. On an annualized basis, Tricom currently finances and processes payrolls with associated billings in excess of $200 million and generates revenues of nearly $7 million.

     This acquisition will, by virtue of the funding resources of both Hinsdale and Wintrust, provide Tricom with additional capital necessary to expand its financing services in a national market. This acquisition is consistent with the Company's stated strategy of adding a variety of diversified earning asset and fee-based business niches to augment its community-based banking revenues.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

     The financial statements of Tricom required by this item are not available at the time of filing this Current Report on Form 8-K. Any required financial statements will be filed under cover of an amendment on Form 8-K/A as soon as practicable, but not later than 60 days after the required filing date of this Current Report on 8-K.

     (b) Pro Forma Financial Information.

     The pro forma financial information required by this item is not available at the time of filing this Current Report on Form 8-K. Pro Forma financial information will be filed under cover of an amendment on Form 8-K/A as soon as practicable, but not later than 60 days after the required filing date of this Current Report on Form 8-K.

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     (c) Exhibits.

     Exhibit 2.1 Stock Purchase Agreement Among Wintrust Financial Corporation
                 and John Leopold and Mark Kahn dated September 16, 1999.

     Exhibit 2.2 Post-Closing Indemnification and Escrow Agreement.

     Exhibit 99  Press Release dated October 26, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             WINTRUST FINANCIAL CORPORATION
                                             (Registrant)


Date:  November 1, 1999                      By:  /s/  David A. Dykstra
                                                  ------------------------------
                                                  Executive Vice President
                                                  & Chief Financial Officer

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